UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2005

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of Registrants as Specified in their Charters)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(States or Other Jurisdiction of Incorporation)	(Commission file Numbers)	(IRS Employer Identification Nos.)

   Five Greenwich Office Park, Greenwich, CT 06830

(Address of Principal Executive Offices) (Zip Code)

Registrants’ telephone number, including area code (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 8.01	Other Events.

On August 22, 2005, we issued the press release attached as Exihibit 99.1 hereto. This press release is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits
99.1	Press Release dated August 22, 2005

99.2       Consent Solicitation Statement (Senior Notes, Senior Subordinated Notes, and Convertible Senior Subordinated Notes)

99.3       Consent Form (Senior Notes, Senior Subordinated Notes, and Convertible Senior Subordinated Notes)

99.4	Consent Solicitation Statement (QUIPs)

99.5	Consent Form (QUIPs)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 22nd day of August, 2005.

UNITED RENTALS, INC.

By: /s/ Alfred P. Colangelo

Name:	Alfred P. Colangelo
Title:	Vice President, Finance

UNITED RENTALS (NORTH AMERICA), INC.

By: /s/ Alfred P. Colangelo

Name:	Alfred P. Colangelo
Title:	Vice President, Finance

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